Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

[_____], 2024

AVROBIO, Inc.

100 Technology Square, 6th Floor

Cambridge, Massachusetts 02139

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that AVROBIO, Inc., a Delaware corporation (“Aspen”), is entering into an Agreement and Plan of Merger, dated as of January 30, 2024 (as the same may be amended from time to time, the “Merger Agreement”) with Alpine Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Aspen, and Tectonic Therapeutic, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

As a condition and inducement to each of Aspen and the Company to enter into the Merger Agreement and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Aspen, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 days after the Closing Date (the “Restricted Period”):

(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, $0.0001 par value per share, of Aspen (“Aspen Common Stock”) or any securities convertible into or exercisable or exchangeable for shares of Aspen Common Stock (including without limitation, (a) shares of Aspen Common Stock or such other securities of Aspen that may be deemed to be owned of record or beneficially (including holding as a custodian) by the undersigned in accordance with the rules and regulations of the SEC, (b) securities of Aspen which may be issued upon exercise of an option to purchase shares of Aspen Common Stock or warrant to purchase shares of Aspen Common Stock or settlement of a restricted stock unit or restricted stock award and (c) Aspen Common Stock or such other securities to be issued to the undersigned in connection with the Merger that are currently or hereafter owned of record or beneficially (including holding as a custodian) by the undersigned, except as set forth below (collectively, the “Undersigned’s Shares”);

(2) enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of shares of Aspen Common Stock or other securities, in cash or otherwise;

(3) make any demand for, or exercise any right with respect to, the registration of any shares of Aspen Common Stock or any security convertible into or exercisable or exchangeable for shares of Aspen Common Stock (other than such rights set forth in the Merger Agreement or the Subscription Agreement); or

(4) publicly disclose the intention to do any of the foregoing.

The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a) transfers of the Undersigned’s Shares:

(1) (A) to any person related to the undersigned (or related to an ultimate beneficial owner of the undersigned) by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift to a charitable organization or a charitable contribution, (D) by operation of Law pursuant to a qualified domestic order or in connection with a divorce settlement or (E) to any partnership, corporation or limited liability company which is controlled by or under common control with the undersigned and/or by any such Family Member(s);

(2) if the undersigned is a corporation, partnership, limited liability company or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the undersigned, including investment funds or other business entities that control or manage, are under common control or management with, or are controlled or managed by, the undersigned, (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift to a charitable organization or a charitable contribution or otherwise to a trust or other entity for the direct or indirect benefit of a Family Member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares or (D) transfers or dispositions not involving a change in beneficial ownership; or

(3) if the undersigned is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value (other than transfers pursuant to 1(A), 1(E) or 2(A)) and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Aspen a lock-up agreement in substantially the form of this Lock-Up Agreement with respect to the shares of Aspen Common Stock or such other securities that have been so transferred or distributed;

(b) the exercise of an option to purchase shares of Aspen Common Stock (including a net or cashless exercise of an option to purchase shares of Aspen Common Stock), and any related transfer of shares of Aspen Common Stock to Aspen for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Aspen Common Stock issued in connection with such exercise shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c) transfers to Aspen in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Aspen Common Stock, settled in shares of Aspen Common Stock, to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Aspen Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Aspen Common Stock; provided that such plan does not provide for any transfers of shares of Aspen Common Stock during the Restricted Period;

(e) transfers or sales by the undersigned of shares of Aspen Common Stock purchased by the undersigned on the open market or in a public offering by Aspen, in each case following the Closing Date;

(f) transfers pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Aspen’s capital stock involving a change of control of Aspen (including entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of shares of Aspen Common Stock (or any security convertible into or exercisable for Aspen Common Stock), or vote any shares of Aspen Common Stock in favor of any such transaction or taking any other action in connection with any such transaction), provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement;

(g) transfers by the undersigned of shares of Aspen Common Stock to Aspen in connection with the termination of employment or other termination of the undersigned and pursuant to agreements in effect as of the Effective Time whereby Aspen has the option to repurchase such shares or securities;

(h) transfers pursuant to an order of a court or regulatory agency;

(i) transfers or sales by the undersigned of shares of Aspen Common Stock issued pursuant to the Merger Agreement in respect of shares of the Company purchased from the Company in the Concurrent Investment immediately prior to the Specified Time; or

(j) sales or other transfers with the prior written consent of Aspen.

and provided, further, that, with respect to each of (b), (c), and (d) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee, as the case may be) under Section 16 of the Exchange Act or other public announcement shall be made voluntarily reporting a reduction in beneficial ownership of shares of Aspen Common Stock or in beneficial ownership of any securities convertible into or exercisable or exchangeable for Aspen Common Stock in connection with such transfer or disposition during the Restricted Period (other than any exit filings) and if any filings under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Aspen Common Stock in connection with such transfer or distribution, shall be required under applicable federal and state securities laws during the Restricted Period, such filing, report or announcement shall clearly indicate in the footnotes therein, in reasonable detail, a description of the circumstances of the transfer and that the shares remain subject to this Lock-Up Agreement.

For purposes of this Lock-Up Agreement, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of Aspen’s voting securities if, after such transfer, Aspen’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of Aspen (or the surviving entity).

Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Aspen. In furtherance of the foregoing, the undersigned agrees that Aspen and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Aspen may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Aspen Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

For the avoidance of doubt, this Lock-Up Agreement represents a contractual agreement between the parties hereto, and to the extent any term of this Lock-Up Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with the terms of Aspen’s bylaws, as amended, the terms of this Lock-Up Agreement shall control.

This Lock-Up Agreement shall terminate automatically, and the undersigned shall automatically be released from all restrictions and obligations under this Lock-Up Agreement upon the earlier of the (i) the expiration of the Restricted Period and (ii) if the Merger Agreement is terminated for any reason, upon the date of such termination. The undersigned understands that Aspen and the Company are proceeding with the transactions contemplated by the Merger Agreement in reliance upon this Lock-Up Agreement.

Except as otherwise provided herein, any and all remedies herein expressly conferred upon Aspen and the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Aspen and/or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur to Aspen and the Company in the event that any provision of this Lock-Up Agreement was not performed in accordance with its specific terms (including failing to take such actions as are required of it hereunder to consummate this Agreement) or were otherwise breached. It is accordingly agreed that Aspen and the Company shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Aspen and the Company are entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Aspen or the Company with respect thereto. Each of the parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

In the event that any holder of Aspen’s securities that are subject to a substantially similar agreement entered into by such holder, other than the undersigned, is permitted by Aspen to sell or otherwise transfer or dispose of shares of Aspen Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder (whether in one or multiple releases or waivers), the same percentage of shares of Aspen Common Stock held by the undersigned shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission has been granted by Aspen to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holder’s shares of Aspen Common Stock that, when combined with all such other such permissions and early releases granted to such equity holder, represents an amount which exceeds 1% of the number of shares of Aspen Common Stock originally subject to a substantially similar agreement. In the event of any Pro-Rata Release, Aspen shall promptly (and in any event within three (3) business days of such release) inform the undersigned of the terms of such Pro-Rata Release.

Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Aspen shall reasonably cooperate with the undersigned to facilitate the timely preparation and delivery of certificates representing the Undersigned Shares without the restrictive legend above or the withdrawal of any stop transfer instructions by virtue of this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Lock-Up Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with foregoing clause (i) of this paragraph, (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party and (v) irrevocably and unconditionally waives the right to trial by jury. This Lock-Up Agreement constitutes the entire agreement between the parties to this Lock-Up Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by all parties by electronic transmission in PDF format shall be sufficient to bind the parties to the terms and conditions of this Lock-Up Agreement.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Print Name of Stockholder:

Signature (for individuals):

Signature (for entities):
By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Accepted and Agreed by AVROBIO, Inc.:

By:
Name:	Erik Ostrowski
Title:	Interim CEO, CFO
Accepted and Agreed By Tectonic Therapeutic, Inc.:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]